                                      COMMERCIAL
                                    B O A R D  OF
                                     REALTORS-C-

                              COMMERCIAL LEASE AGREEMENT


THIS LEASE, made this 18 day of April 1997, by

and between ABT Building Products Corporation (hereinafter called "Landlord"):
and

En Pointe Technologies (hereinafter called "Tenant"):

                                     WITNESSETH:

PREMISES

    1. Landlord for and in consideration of the rents, covenants, agreements, and stipulations hereinafter mentioned provided for and contained to be paid, kept and performed by Tenant, leases and rents unto Tenant, and Tenant hereby leases and takes upon the terms and conditions which hereinafter appear, the following described property (hereinafter called the "Premises"), to wit:
    (Address:) 8420 University Executive Park, Suite 835
               -----------------------------------------------------------
    (Legal Description:)
                        --------------------------------------------------

    ----------------------------------------------------------------------
    - See attached Exhibit _____________ for legal description/description of premises.


TERM

    2. The Tenant shall have and hold the Premises for a term of fifteen months beginning on the 1st day of May 1997 , and ending on the 31st day of July 1998, at midnight, unless soon terminated as hereinafter provided. The first Lease Year Anniversary shall be the date twelve
         (12) calendar months from the first day of the first full month of the term hereof and successive Lease Year Anniversaries shall be the date twelve (12) calendar months from the previous Lease Year Anniversary.

RENTAL

    3. Tenant agrees to Pay to Landlord or its Agent without demand, deduction or set off, and annual rental of $ 36,000 payable in equal monthly installments of $ 3,000 in advance on the first day of each calendar month during the term hereof. Upon execution of this Lease, Tenant shall pay to Landlord the first full month's rent due hereunder. Rental for any period during the term hereof which is for less than one month shall be a prorated portion of the monthly rental due. On each Lease Year Anniversary the annual rental payable hereunder (and accordingly the monthly installments shall be adjusted by any change in the Consumer Price Index, Urban Wage Earners and Clerical Workers, All Cities (CPI-W; 1982-1984 = 100) ("Index") by multiplying the then effective e annual rental by the value of said Index for the month two months prior to the previous Lease Year Anniversary (in the instance of the first Lease Year Anniversary the value of the Index for the month two months prior to the first full month of the term hereof) and dividing the product by the value of said Index for the month two months prior to the Lease Year Anniversary. In the event the Index ceases to be published, there shall be substituted for the Index the measure published by the US Department of Labor which most nearly approximates the index.
              - If this box is checked, Tenant shall pay all rental to Landlord's Agent as designated in Paragraph 34 hereof.

LATE CHARGES

    4. If Landlord fails to receive any rent payment within 15 days after it becomes due, Tenant shall pay Landlord, as additional rental, a late charge equal to ten percent ( 10 %) of the overdue amount. The parties agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of such late payment.

SECURITY DEPOSIT

    5. Tenant shall deposit with Landlord or its Agent upon execution of this Lease $ 3,000 as a security deposit which shall be held as security for the full and faithful performance by Tenant of each and every term, covenant and condition of this Lease. If any of the rents or other charges or sums payable by Tenant shall be over-due and unpaid or should payments be made on behalf of Tenant, or should Tenant fail to perform any of the terms of this Lease, then Landlord or its Agent may, at its option, appropriate and apply the security deposit, or so much thereof as may be necessary, to compensate toward the payment of the rents, charges or other sums due from Tenant, or towards any loss, damage or expense sustained by Landlord resulting from such default on the part of Tenant; and in such event Tenant shall upon demand restore the security deposit to the original sum deposited. In the event Tenant furnishes Landlord with proof that all utility bills have been paid through the date of Lease termination, and performs all of Tenant's other obligations under this Lease, the security deposit shall be returned in full to Tenant within thirty (30) days after the date of the expiration or sooner termination of the term of this Lease and the surrender of the Premises by Tenant in compliance with the provisions of this Lease. THE SECURITY DEPOSIT MAY BE PLACED IN AN INTEREST BEARING ACCOUNT AND ANY INTEREST THEREON SHALL BE THE PROPERTY OF THE PARTY HOLDING SAME.
              - If this box is checked, Agent shall hold the Security and shall be entitled to the interest thereon.

UTILITY BILLS

    6.   (a) Tenant shall pay the following utilities:  all utilities




         (b) Landlord shall pay the following utilities:  none






COMMON AREA COSTS; RULES AND REGULATIONS

    7. If the Premises are part of a larger building or group of building, Tenant shall pay as additional rental monthly, in advance, it pro rata share of common area maintenance costs as hereinafter more particularly set forth in the Special Stipulations. The Rules and Regulations, if any, attached hereto are made a part of this Lease. Tenant agrees to perform and abide by those Rules and Regulations, if any, and such other Rules and Regulations, If any, as may be made from time to time by Landlord.


USE OF PREMISES

    8. The Premises shall be used for offices purposes only and no other. The Premises shall not be used for any illegal purposes, nor in any manner to create any nuisance or trespass, nor in any manner to vitiate the insurance or increase the rate of insurance on the Premises. In the event Tenant's use of the Premises results in an increase in the rate of insurance on the Premises, Tenant shall pay to Landlord, upon demand and as additional rental, the amount any such increase.

ABANDONMENT OF THE PREMISES

    9. Tenant agrees not to abandon or vacate the Premises during the term of this Lease and agrees to use the Premises for the purposes herein stated until the expiration hereof.


TAX AND INSURANCE ESCALATION

    10. Tenant shall pay upon demand as additional rental during the term of this Lease, and any extension or renewal thereof, the amount by which all taxes (including but not limited to, ad valorem taxes special assessments and any other governmental charges) on the Premises for each tax year exceed all taxes on the Premises for the tax year 19______. In the event the Premises shall be determined by proration on the basis that the rentable floor area of the Premises bears to the rentable floor area of the entire property assessed. If the final year of the Lease term fails to coincide with the tax year, then any excess for the tax year during which the term ends shall be reduced by the pro rate part of such tax year beyond the Lease term. If such taxes for the year in which the Lease terminates are not ascertainable before payment of the last month's rental, then the amount of such taxes assessed against the property for the previous tax year shall be used as a basis for determining the pro rata share, if any, to be paid by Tenant for that portion of the last Lease year. Tenant shall further pay, upon demand as additional rental, its pro rata share of excess cost of fire and extended coverage insurance including any all public liability insurance on the building over the cost for the first year of the Lease term for each subsequent year during the term of this Lease. Tenant's pro rata portion of increased taxes or share of excess cost of fire and extended coverage and liability insurance, as provided herein shall be payable within fifteen 15 days after receipt of notice from Landlord as to the amount due.

INDEMNITY; INSURANCE

    11. Tenant agrees to and hereby does indemnify and save Landlord harmless against all claims for damages to persons or property by reason of Tenant's use or occupancy of the Premises, and all expenses incurred by Landlord because thereof, including attorney's fees and court costs. Supplementing the foregoing and in addition thereto, Tenant shall during all times of this Lease and any extension or renewal thereof, and at Tenant's expense, maintain in full force and effect comprehensive general liability Insurance with limits of $ 100,000 per person and $ 1,000,000 per accident, and property damage limits of $ 500,000, which insurance shall contain a special endorsement recognizing and insuring any liability accruing to Tenant under the first sentence of this paragraph 11, and naming Landlord as additional insured. Tenant shall provide evidence of such insurance to Landlord prior to the commencement of the term of this Lease. Landlord and Tenant each hereby release and relieve the other, and waive any right of recovery, for loss or damage arising out of or incident to the perils insured against which perils occur in, on or about the Premises, whether due to the negligence of Landlord or Tenant of their agents, employees, contractors and/or invitees, to the extent that such loss or damage is within the policy limits of said comprehensive general liability insurance. Landlord and Tenant shall, upon obtaining the policies of insurance required, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

REPAIRS BY LANDLORD

    12. Landlord agrees to keep in good repair the roof, foundations and exterior walls of the Premises (exclusive of all glass and exclusive of all exterior doors) and underground utility and sewer pipes outside the exterior walls of the building, except repairs rendered necessary by the negligence or intentional wrongful acts of Tenant, its agents, employees or invitees. If the Premises are part of a larger building or group of buildings, then to the extent that the grounds are common areas, Landlord shall maintain the grounds surrounding the building, including paving, the moving of grass, care of shrubs and general landscaping. Tenant shall promptly report in writing to Landlord any defective condition know to it which Landlord is required to repair and failure so to report such conditions shall make Tenant responsible to Landlord for any liability incurred by Landlord by reason of such conditions.

REPAIRS BY TENANT

    13. Tenant accepts the Premises in their present condition and as suited for the uses intended by Tenant. Tenant shall, throughout the initial term of this Lease, and any extension or renewal thereof, at its expense, maintain in good order and repair the Premises, including the building, heating and air conditioning equipment (including but not limited to replacement of parts, compressors, air handling units and hearing units and other Improvements located thereon, except those repairs expressly required to be made by Landlord hereunder. Unless the grounds are common areas of a building(s) larger than the Premises, Tenant further agrees to care for the grounds around the building, including paving, the mowing of grass, care of shrubs and general landscaping. Tenant agrees to return the Premises to Landlord at the expiration, or prior to termination of this Lease, in as good condition and repair as when first received, natural wear and tear, damage by storm fire, lightning, earthquake or other casualty alone excepted.

ALTERATIONS

    14. Tenant shall not make any alterations, additions, or improvements to the Premises without Landlord's prior written consent. Tenant shall promptly remove any alterations, additions, or improvements constructed in violation of this Paragraph 14 upon Landlord's written request. All approved alterations, additions, and improvements will be accomplished in a good and workmanlike manner, in conformity with all applicable laws and regulations, and by a contractor approved by Landlord, free of any liens or encumbrances. Landlord may require Tenant to remove any alterations, additions or improvements (whether or not make with Landlord's consent) at the termination of this Lease and to restore the Premises to its prior condition, all at Tenant's expense. All alterations, additions and improvements which Landlord has not required Tenant to remove shall become Landlord's property and shall be surrendered to Landlord upon the termination of this Lease, except that Tenant may remove any of Tenant's machinery or equipment which can be removed without material damage to the Premises. Tenant shall repair, at Tenant's expense, any damage to the Premises caused by the removal of any such machinery or equipment.

REMOVAL OF FIXTURES

    15. Tenant may (if not in default hereunder) prior to the expiration of this Lease, or any extension or renewal thereof, remove all fixtures and equipment which it has placed in the Premises, provided Tenant repairs all damage to the Premises cause by such removal.

DESTRUCTION OF OR DAMAGE TO PREMISES

    16. If the Premises are totally destroyed by storm, fire, lightning, earthquake or other casualty, this Lease shall terminate as of the date of such destruction and rental shall be accounted for as between Landlord and Tenant and of that date. If the Premises are damaged but not wholly destroyed by any such casualties, rental shall abate in such proportion as use of the Premises has been destroyed and Landlord shall restore Premises to substantially the same condition as before damage as speedily as is practicable, whereupon full rental shall recommence.

GOVERNMENTAL ORDERS

    17. Tenant agrees, at its own expense, to comply promptly with all requirements of any legally constituted public authority made necessary by reason of Tenant's occupancy of the Premises. Landlord agrees to comply promptly with any such requirements if not made necessary by reason of Tenant's occupancy. It is mutually agreed, however, between Landlord and Tenant, that if order to comply with such requirements, the cost to Landlord or Tenant, as the case may be, shall exceed a sum equal to one year's rent then Landlord or Tenant who is obligated to comply with such requirements may terminate this Lease by giving written notice of termination to the other party by registered mail, which termination shall become effective sixty (60) days after receipt of such notice and which notice shall eliminate the necessity of compliance with such requirements by giving such notice unless the party giving such notice of termination shall, before termination becomes effective, pay to the party giving notice all cost of compliance in excess of one year's rent, or secure payment of said sum in manner satisfactory to the party giving notice.

CONDEMNATION

    18. If the whole of the Premises, or such portion thereof as will make the Premises unusable for the purposes herein leased, are condemned by any legally constituted authority for any public use or purpose, then in either of said events the term hereby granted shall cease from the date when possession thereof is taken by public authorities, and rental shall be accounted for as between Landlord and Tenant as of said date. Such termination, however, shall be without prejudice to the rights of either Landlord or Tenant to recover compensation and damage caused by condemnation from the condemnor. It is further understood and agreed that Tenant shall not have any rights in any award made to Landlord by any condemnation authority.

ASSIGNMENT AND SUBLETTING

    19. Tenant shall not, without the prior written consent of Landlord, which shall not be unreasonably withheld, assign this Lease or any interest hereunder, or sublet the Premises or any part thereof, or permit the use of the Premises by any party other than the Tenant. Consent to any assignment or sublease shall not impair this provision and all later assignments or subleases shall be made likewise only on the prior written consent of Landlord. The Assignee of Tenant, at option of Landlord, shall become directly liable to Landlord for all obligations of Tenant hereunder, but no sublease or assignment by Tenant shall relieve Tenant of any liability hereunder.

EVENTS OF DEFAULT

    20. The happening of any one or more of the following events (hereinafter any one of which may be referred to as an "Event of Default") during the term of this Lease, or any renewal or extension thereof, shall constitute a breach of this Lease on the part of the Tenant: (1) Tenant fails to pay the rental as provided for herein; (2) Tenant abandons or vacates the Premises; (3) Tenant fails to comply with or abide by and perform any other obligation imposed upon Tenant under this Lease; (4) Tenant is adjudicated bankrupt; (5) a permanent receiver is appointed for Tenant's property and such receiver is not removed within sixty (60) days after written notice from Landlord to Tenant to obtain such removal; (6) Tenant, either voluntarily or involuntarily, takes advantage of any debt or relief proceedings under any present or future law, whereby the rent or any part thereof is, or is proposed to be, reduced or payment therefore deferred; (7) Tenant makes an assignment for benefit of creditors; or (8) Tenant's effects are levied upon or attached under process against Tenant, which is not satisfied or dissolved within thirty (30) days after written notice from Landlord to Tenant to obtain satisfaction thereof.

REMEDIES UPON DEFAULT

    21. Upon the occurrence of Event of Default, Landlord my pursue any one or more of the following remedies separately or concurrently, without prejudice to any other remedy herein provided or provided by law; (a) if the Event of Default involves nonpayment of rental and Tenant fails to such default within five (5) days after receipt of written notice thereof from Landlord, or if the Event of Default involves a default in performing any of the terms of provisions of this Lease other than the payment of rental, and Tenant fails to cure such default within fifteen (15) days after the receipt of written notice of default from Landlord , Landlord may terminate this Lease by giving written notice to Tenant and upon such termination shall be entitled to recover from Tenant damages as may be permitted under applicable law; or (b) if the Event of Default involves any matter other than those set forth in item (a) of this paragraph 21, Landlord may terminate this Lease by giving written notice to Tenant and, upon such termination, shall be entitled to recover from the Tenant damages in an amount equal to all rental which is then due and the present value (discounted at ten percent (10%) per annum) of all rental which would otherwise have become due throughout the remaining term of this Lease, or any renewal or extension thereof (as if this Lease had not been terminated); or
         (c) upon any Event of Default, Landlord, as Tenant's agent, without terminating this Lease may enter upon and rent the Premises, in whole or in part, at the best price obtainable by reasonable effort, without advertisement and by private negotiations and for any term landlord deems proper, with Tenant being liable to Landlord for the deficiency, if any, between Tenant's rent hereunder and the price obtained by Landlord on reletting, provided, however, that Landlord shall not be considered to be under any duty by reason of this provision to take any action to mitigate damages by reason of Tenant's default. In the event Landlord hires an attorney to enforce its rights upon default, Tenant shall in addition be liable for reasonable attorney's fees and all costs of collection.

EXTERIOR SIGNS

    22. Tenant shall place no signs upon the outside walls or roof of the Premises, except with the express written consent of the Landlord. Any all signs placed on the Premises by Tenant shall be maintained in compliance with governmental rules and regulations governing such signs and Tenant shall be responsible to Landlord for any damage caused by installation, use or maintenance of said signs, and all damage incident to removal thereof.

LANDLORD"S ENTRY OF PREMISES

    23.  Landlord may advertise the Premises "For Rent" or "For Sale" sixty
         (60) days before the termination of this Lease. Landlord may enter the Premises at reasonable hours to exhibit same to prospective purchasers of tenants and to make repairs required of Landlord under the terms hereof or to make repairs to Landlord's adjoining property, if any.

EFFECT OF TERMINATION OF LEASE

    24. No termination of this Lease prior to the normal ending thereof, by lapse of time or otherwise, shall affect Landlord's right to collect rent for the period prior to termination thereof.

MORTGAGEE'S RIGHTS

    25. Tenant's rights shall be subject to any bona fide mortgage, deed of trust or other security interest which is now or may hereafter be placed upon the Premises by Landlord. Tenant shall, if requested by Landlord, execute a separate agreement reflecting such subordination.

QUIET ENJOYMENT

    26. So long as Tenant observes and performs the covenants and agreements contained herein, it shall at all times during the Lease term peacefully and quietly have and enjoy possession of the Premises, but always subject to the terms hereof. Provided, however, that in the event Landlord shall sell or otherwise transfer its interest in the Premises, Tenant agrees to attorn to any new owner or interest holder and shall, if requested by Landlord, execute a separate agreement reflecting such attornment, provided that said agreement requires the new owner or interest holder to recognize its obligations and Tenant's rights hereunder.

HOLDING OVER

    27. If Tenant remains in possession of the Premises after expiration of the term hereof, with Landlord's acquiescence and without any express agreement of the parties, Tenant shall be a tenant at will at the rental rate which is in effect at end of this Lease and there shall be no renewal of this Lease by operation of law. If Tenant remains in possession of the Premises after expiration of the term hereof without Landlord's acquiescence, Tenant shall be a tenant at sufferance and commencing on the date following the date of such expiration, the monthly rental payable under Paragraph 3 above shall for each month, or fraction thereof during which Tenant so remains in possession of the premises, be twice the monthly rental otherwise payable under Paragraph 3 above.

ATTORNEY'S FEES

    28. In the event that any actin or proceeding is brought to enforce any term, convenant or condition of this Lease on the part of Landlord or Tenant, the prevailing party in such litigation shall be entitled to recover reasonable attorneys' fees and costs.

RIGHTS CUMULATIVE

    29. All rights, powers and privileges conferred hereunder upon parties hereto shall be cumulative and not restrictive of those given by law.

WAIVER OF RIGHTS

    30. No failure of Landlord to exercise any power given Landlord hereunder or to insist upon strict compliance by Tenant of its obligations hereunder and no custom or practice of the parties at variance with the terms hereof shall constitute a waiver of Landlord's right to demand exact compliance with the terms hereof.

ENVIRONMENTAL LAWS

    31. Landlord represents that to the best of its knowledge and belief, (1) the Premises are in compliance with all applicable environmental laws, and (2) there are not excessive levels (as defined by the Environmental Protection Agency) of radon, toxic waste of hazardous substances on the Premises. Tenant represent and warrants that Tenant shall comply with all applicable environmental laws and Tenant shall not permit any of his employees, agents, contractors or subcontractors, or any person present on the Premises to generate, manufacture, store, dispose or release on, about, or under the Premises any hazardous substances which would result in the Premises not complying with any applicable environmental laws.

TIME OF ESSENCE

    32.  Time is of the essence of this Lease.

DEFINITIONS

    33. "Landlord" as used in this Lease shall include the undersigned, its heirs, representatives, assigns and successors in title to the Premises. "Agent" as used in this Lease shall mean the party designated as same in Paragraph 34, its heirs, representatives, assigns and successors. "Tenant" shall include the undersigned and its heirs, representatives, assigns and successors, and if this Lease shall be validly assigned or sublet, shall include also Tenant's assignees or sublessees as to the Premises covered by such assignment or sublease. "Landlord", "Tenant" and "Agent" include male and female, singular and plural, corporation, partnership or individual, as may fit the particular parties.

NOTICES

    34. All notices required or permitted under this Lease shall be in writing shall be personally delivered or sent by U.S. Certified Mail, return receipt requested, postage prepaid. Notices to Tenant shall be delivered or sent to the address shown below, except that upon Tenant's taking possession of the Premises, than Premises shall be Tenant's address for such purposes. Notices to Landlord and Agent shall be delivered or sent to the addresses hereinafter stated, to wit:

    Landlord:   ABT Building Products
                  Exterior Products Group
                  10115 Kinley Ave.
                  Huntersville, NC 28078

    Agent:

    Tenant:   En Pointe Technologies
              100 N. Sepulveda Blvd.
              El Segundo, CA 90045
              310-725-5200

All notices shall be effective upon delivery. Any party may change its notice address upon written notice to the other parties.

ENTIRE AGREEMENT

    35. This Lease contains the entire agreement of the parties hereto, and no representations, inducements, promises or agreements, oral or otherwise, between the parties, not embodied herein shall be of any force or effect. This Lease may not be modified except by a writing signed by all of the parties hereto.

SPECIAL STIPULATIONS

    36. Any special stipulations are set forth in the attached Exhibit _______________. In so far as said Special Stipulations conflict with any of the foregoing provisions, said Special Stipulations shall control.

IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals, the date and year first above written.

LANDLORD:

Individual                             Business Entity

                             (SEAL)    -----------------------------------
------------------------------                   (Name of Firm)

                             (SEAL)    By:                           (SEAL)
------------------------------            ---------------------------


TENANT:

Individual                             Business Entity

                             (SEAL)    -----------------------------------
------------------------------                   (Name of Firm)

                             (SEAL)    By:                           (SEAL)
------------------------------            ---------------------------

ADDENDUM:

    This lease is subject to all provisions of the attached lease agreement dated June 5, 1995 and between ABT Building Products Corporation and Atapco Vep, Inc., EnPointe Technologies agrees to all provisions of the lease between ABT and Atapco.


-----------------------------------    -----------------------------------
Initial                                Initial